UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2025

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California	95816
(Address of principal executive offices)	(Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2025, DevvStream Corp. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that its net income from continuing operations had fallen below the minimum requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(3) (the “Minimum Net Income Requirement”) and that the Company does not meet the alternatives of market value of listed securities or stockholders’ equity (collectively with the Minimum Net Income Requirement, the “Continued Listing Standards”). In accordance with Nasdaq Listing Rule 5810(c)(2)(C), the Company has until January 2, 2026, which is 45 calendar days from the date the Notice was received, to provide Nasdaq with a plan to regain compliance with the Continued Listing Standards (the “Compliance Plan”).

If Nasdaq accepts the Compliance Plan, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice for the Company to evidence compliance. If Nasdaq does not accept the Compliance Plan, then the Nasdaq staff will provide written notification to the Company that its common stock will be subject to delisting. The Company may appeal Nasdaq’s rejection of the Compliance Plan and any such determination to delist its securities, but there can be no assurance that any such appeal would be successful.  The Company intends to submit the Compliance Plan to Nasdaq within the required time period. There can be no assurance that Nasdaq will accept the Compliance Plan, that the Company will be successful in achieving its Compliance Plan, or that the Company will be able to regain or maintain compliance with the Continued Listing Standards.

Neither the Notice nor the Company’s non-compliance have an immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “DEVS.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2025
DEVVSTREAM CORP.

	By:	/s/ David Goertz
	Name:	David Goertz
	Title:	Chief Financial Officer